Fixed Assets - Schedule of Fixed Assets (Details) - USD ($)	Mar. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Total		$ 386,379	$ 359,752
Less: Accumulated depreciation and amortization		(277,210)	(213,256)
Fixed assets, net	$ 95,834	109,169	146,496
Computer Equipment [Member]
Total		27,320	22,924
Warehouse and Refrigeration Equipment [Member]
Total		157,839	135,607
Leasehold Improvements [Member]
Total		26,600	26,600
Automobile [Member]
Total		$ 174,620	$ 174,621